December 16, 2013

BNY MELLON FUNDS TRUST

Supplement to Statement of Additional Information
dated December 31, 2012

The following information supplements and supersedes any contrary information contained in the section in Part III of the funds' Statement of Additional Information entitled "How To Buy Shares":

Effective on or about December 16, 2013 (the "Effective Date"), Class M shares of each fund, except BNY Mellon Money Market Fund, BNY Mellon National Municipal Money Market Fund and BNY Mellon Municipal Opportunities Fund, also may be purchased by (i) institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the funds' distributor, and except as otherwise may be approved by BNY Mellon Wealth Management with respect to certain retirement plans, that make an initial investment in Class M shares of a fund of at least $1 million and (ii) certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by BNY Mellon Wealth Management and make an initial investment in Class M shares of a fund of at least $1 million.  Generally, each such institutional investor will be required to open and maintain a single master account with the Trust for all purposes.  Institutions purchasing fund shares on behalf of their clients determine whether Class M shares will be available for their clients.  Accordingly, the availability of Class M shares of a fund will depend on the policies of the institutional investor.

The funds, the Manager or the Distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will the Manager or the Distributor or their affiliates provide any "revenue sharing" payments, with respect to Class M shares.

As of the Effective Date, except as described below, Investor shares will no longer be offered to Qualified Employee Benefit Plans.  Qualified Employee Benefit Plans that held fund shares since on or before the Effective Date may continue to purchase and hold Investor shares of that fund for their then-existing accounts, exchange their fund shares for shares of another fund and purchase additional Investor shares of funds into which they exchange.

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